Exhibit 10.22

SHARE PURCHASE AGREEMENT

THIS SHARE PURCHASE AGREEMENT (this "Agreement") is made as of July __, 2016 by and among P.V. Nano Cell Ltd., a company incorporated under the laws of the State of Israel, with offices located at 8 Hamasger St., PO Box 236, Migdal Ha-Emek, 2310102, Israel (the "Company") and each of the investors listed on the Schedule of Investors attached hereto (each individually, an “Investor” and collectively, the “Investors”).

The Parties hereby agree as follows:

1.	The Company wishes to raise capital by means of issuance of Ordinary Shares, par value NIS 0.01 each, of the Company (the "Ordinary Shares").
2.	The Investors desire to make an equity investment in the Company and the Company desires to issue and sell the Purchased Shares (as such term is defined below) to the Investors, on the terms and conditions as set forth herein.
3.	Upon signing this Agreement, the Company shall issue and sell to each Investor, and each Investor severally, but not jointly, agrees to purchase from the Company upon signing this Agreement, such aggregate number of Ordinary Shares of the Company as is set forth opposite such Investor’s name in column (3) on the Schedule of Investors, at a price per share of US $0.75 (the "Purchased Shares" and the "PPS", respectively). The transfer of the respective purchase amount and the issuance of the respective Purchased Shares shall take place upon execution of this Agreement.
4.	Each Investor will transfer his/her/its respective purchase amount to the Company’s bank account by wire transfer or such other form of payment as is mutually agreed by the Company and each Investor.
5.	The Purchased Shares issued and purchased hereunder shall have the rights, preferences and privileges as set forth in the Articles of Association of the Company.
6.	Promptly following the execution of this Agreement, the Company shall report the issuance and allotment of the Purchased Shares to the Investors.
7.	Each of the Investors confirms and acknowledges that the Purchased Shares are being purchased "As Is", and no express or implied warranty, representation or covenant whatsoever has been made by the Company or any one on its behalf hereunder.

8.	If the Investor is a US Person as such term is defined under applicable US securities laws, such Investor confirms that it is an Accredited Investor (as such term is defined under applicable US securities laws) and an available exemption from registration of shares under US Federal and state laws exists with respect to the Purchased Shares being purchased by he/she/it. The Investor further confirms that he/she/it is not purchasing the Purchased Shares as a result of a general solicitation of the offer to invest.

9.	Organization; Authority. The Company is an entity duly organized, validly existing and in good standing under the laws of Israel, with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The Investor is either (i) an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, with the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder; or (ii) an individual with the requisite capacity to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder.

10.	Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Company and the Investor and constitutes the legal, valid and binding obligations of the Company and the Investor enforceable against the Company and the Investor in accordance with its respective terms.
11.	Reliance on Exemptions. Each Investor understands that the Purchased Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Investor set forth herein in order to determine the availability of such exemptions and the eligibility of such Investor to acquire the Purchased Shares.
12.	This Agreement constitutes the full and entire understanding and agreement between the Parties with regard to the subject matters hereof and terminates and replaces any previous agreements and/or arrangements and/or understandings between the Parties relating thereto.
13.	This Agreement shall be governed by and construed in accordance with the laws of the State of Israel, without giving effect to the rules respecting conflict of law. The Parties hereby irrevocably submit to the jurisdiction of the courts of Haifa in respect of any dispute or matter arising out of or connected with this Agreement.
14.	This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. Facsimile or scanned signatures of a Party shall be binding as evidence of such Party's agreement hereto and acceptance hereof.

IN WITNESS WHEREOF, each Investor and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

COMPANY:

P.V. NANO CELL LTD.

By:	/s/ Dr. Fernando de la Vega
Name: Dr. Fernando de la Vega
Title: Director

PV Nano Cell Ltd.

OMNIBUS SIGNATURE PAGE TO THE SHARE PURCHASE AGREEMENT

The Investor hereby elects to purchase a total of 66,666.67 Ordinary Shares of the Company at a price per share of US $0.75 (NOTE: to be completed by Investor), and, by execution and delivery hereof, the Investor hereby executes the Share Purchase Agreement and agrees to be bound by the terms and conditions of the Share Purchase Agreement.

Date July 14th 2016:

If the Investor is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN

COMMON, or as COMMUNITY PROPERTY:

Alessandro Treves	TRVLSN60L06L833V
Print Name(s)	Social Security Number(s)

Signature(s) of Investor(s)	Signature

July 14th, 2016	via del Panorama 14/1, 34134 Trieste, Italy
Date	Address

39 040 3787615	ale@sissa.it
Fax Number	Email Address

If the Investor is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

Name of Entity	Federal Tax Identification Number

By:
Name: Title:	State of Organization

Date	Address

Fax Number	Email Address

SCHEDULE OF INVESTORS

(1)	(2)	(3)	(4)	(5)
Investor	Address and Facsimile Number	Number of Purchased Shares	Aggregate Purchase Price	Legal Representative’s Address and Facsimile Number
Alessandro Treves	via del Panorama 14/1, 34134 Trieste, Italy	66,666.67	$50,000.00

PV Nano Cell Ltd.

OMNIBUS SIGNATURE PAGE TO THE SHARE PURCHASE AGREEMENT

The Investor hereby elects to purchase a total of [66.667] Ordinary Shares of the Company at a price per share of US $0.75 (NOTE: to be completed by Investor), and, by execution and delivery hereof, the Investor hereby executes the Share Purchase Agreement and agrees to be bound by the terms and conditions of the Share Purchase Agreement.

Date July 14th 2016:

If the Investor is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN

COMMON, or as COMMUNITY PROPERTY:

Ariel Lijtenstein	15515567 (passport)
Print Name(s)	Social Security Number(s)

/s/ Ariel Lijtenstein
Signature(s) of Investor(s)	Signature

7-12-16	Ellauri apto 1901 Montevideo 1300 Uruguay
Date	Address

Ariel.Lijtenstein@gmail.com
Fax Number	Email Address

If the Investor is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

Name of Entity	Federal Tax Identification Number

By:
Name: Title:	State of Organization

Date	Address

Fax Number	Email Address

SCHEDULE OF INVESTORS

(1)	(2)	(3)	(4)	(5)
Investor	Address and Facsimile Number	Number of Purchased Shares	Aggregate Purchase Price	Legal Representative’s Address and Facsimile Number
Ariel Lijtenstein	Ellauri apto 1901 Montevideo 1300 Uruguay	66.667	$50.000	Ellauri apto 1901 Montevideo 1300 Uruguay

PV Nano Cell Ltd.

OMNIBUS SIGNATURE PAGE TO THE SHARE PURCHASE AGREEMENT

The Investor hereby elects to purchase a total of [___________] Ordinary Shares of the Company at a price per share of US $0.75 (NOTE: to be completed by Investor), and, by execution and delivery hereof, the Investor hereby executes the Share Purchase Agreement and agrees to be bound by the terms and conditions of the Share Purchase Agreement.

Date (NOTE: To be completed by Investor):

If the Investor is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN

COMMON, or as COMMUNITY PROPERTY:

Marcelo Einhorn	16467623
Print Name(s)	Social Security Number(s)

/s/ Marcelo Einhorn
Signature(s) of Investor(s)	Signature

14/7/16	NOF HARIM 19A JERUSALEM
Date	Address

EINHORN.MARCELO@GMAIL.COM
Fax Number	Email Address

If the Investor is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

Name of Entity	Federal Tax Identification Number

By:
Name: Title:	State of Organization

Date	Address

Fax Number	Email Address

SCHEDULE OF INVESTORS

(1)	(2)	(3)	(4)	(5)
Investor	Address and Facsimile Number	Number of Purchased Shares	Aggregate Purchase Price	Legal Representative’s Address and Facsimile Number
Marcelo Einhorn		33,333	$25,000

PV Nano Cell Ltd.

OMNIBUS SIGNATURE PAGE TO THE SHARE PURCHASE AGREEMENT

The Investor hereby elects to purchase a total of [66,666.66] Ordinary Shares of the Company at a price per share of US $0.75 (NOTE: to be completed by Investor), and, by execution and delivery hereof, the Investor hereby executes the Share Purchase Agreement and agrees to be bound by the terms and conditions of the Share Purchase Agreement.

Date (NOTE: To be completed by Investor):

If the Investor is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN

COMMON, or as COMMUNITY PROPERTY:

Print Name(s)	Social Security Number(s)

Signature(s) of Investor(s)	Signature

Date	Address

Fax Number	Email Address

If the Investor is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

	JJ GAMES LP	91-2193622
	Name of Entity	Federal Tax Identification Number

By:	/s/ Michael Goldberg	New York
	Name: Michael Goldberg Title: Partner	State of Organization

	July 12, 2016	2975 Westchester Avenue Purchase, NY 10577
	Date	Address

	914-992-7854	SageInvestors@gmail.com
	Fax Number	Email Address

SCHEDULE OF INVESTORS

(1)	(2)	(3)	(4)	(5)
Investor	Address and Facsimile Number	Number of Purchased Shares	Aggregate Purchase Price	Legal Representative’s Address and Facsimile Number
JJ GAMES LP	2975 Westchester Avenue Purchase, NY 10577 914-992-7854	66,666.67	$50,000.00

PV Nano Cell Ltd.

OMNIBUS SIGNATURE PAGE TO THE SHARE PURCHASE AGREEMENT

The Investor hereby elects to purchase a total of [33,333.33] Ordinary Shares of the Company at a price per share of US $0.75 (NOTE: to be completed by Investor), and, by execution and delivery hereof, the Investor hereby executes the Share Purchase Agreement and agrees to be bound by the terms and conditions of the Share Purchase Agreement.

Date (NOTE: To be completed by Investor):

If the Investor is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN

COMMON, or as COMMUNITY PROPERTY:

Print Name(s)	Social Security Number(s)

Signature(s) of Investor(s)	Signature

Date	Address

Fax Number	Email Address

If the Investor is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

	VLC ASSOCIATES LLC	13-3988000
	Name of Entity	Federal Tax Identification Number

By:	/s/ Steven Gelles	New York
	Name: Steven Gelles Title: Partner	State of Organization

	July 12, 2016	2975 Westchester Avenue Purchase, NY 10577
	Date	Address

	914-992-7854	SageInvestors@gmail.com
	Fax Number	Email Address

SCHEDULE OF INVESTORS

(1)	(2)	(3)	(4)	(5)
Investor	Address and Facsimile Number	Number of Purchased Shares	Aggregate Purchase Price	Legal Representative’s Address and Facsimile Number
JJ GAMES LP	2975 Westchester Avenue Purchase, NY 10577 914-992-7854	33,333.33	$25,000.00

PV Nano Cell Ltd.

OMNIBUS SIGNATURE PAGE TO THE SHARE PURCHASE AGREEMENT

The Investor hereby elects to purchase a total of [33,333.33] Ordinary Shares of the Company at a price per share of US $0.75 (NOTE: to be completed by Investor), and, by execution and delivery hereof, the Investor hereby executes the Share Purchase Agreement and agrees to be bound by the terms and conditions of the Share Purchase Agreement.

Date (NOTE: To be completed by Investor):

If the Investor is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN

COMMON, or as COMMUNITY PROPERTY:

Print Name(s)	Social Security Number(s)

Signature(s) of Investor(s)	Signature

Date	Address

Fax Number	Email Address

If the Investor is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

	GTov Parnters LP	41-2097290
	Name of Entity	Federal Tax Identification Number

By:	/s/ Steven Gelles	New York
	Name: Steven Gelles Title: Partner	State of Organization

	July 12, 2016	2975 Westchester Avenue Purchase, NY 10577
	Date	Address

	914-992-7854	SageInvestors@gmail.com
	Fax Number	Email Address

SCHEDULE OF INVESTORS

(1)	(2)	(3)	(4)	(5)
Investor	Address and Facsimile Number	Number of Purchased Shares	Aggregate Purchase Price	Legal Representative’s Address and Facsimile Number
GTov Partners LP	2975 Westchester Avenue Purchase, NY 10577 914-992-7854	33,333.33	$25,000.00

PV Nano Cell Ltd.

OMNIBUS SIGNATURE PAGE TO THE SHARE PURCHASE AGREEMENT

The Investor hereby elects to purchase a total of [66,666] Ordinary Shares of the Company at a price per share of US $0.75 (NOTE: to be completed by Investor), and, by execution and delivery hereof, the Investor hereby executes the Share Purchase Agreement and agrees to be bound by the terms and conditions of the Share Purchase Agreement.

Date (NOTE: To be completed by Investor):

If the Investor is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN

COMMON, or as COMMUNITY PROPERTY:

Print Name(s)	Social Security Number(s)

Signature(s) of Investor(s)	Signature

Date	Address

Fax Number	Email Address

If the Investor is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

	Leifer Capital Advisers, LLC Defined Benefit Plan	04-3435757
	Name of Entity	Federal Tax Identification Number

By:	/s/ Alan Leifer	Massachusetts
	Name: Alan Leifer Title: President	State of Organization

	July 13, 2016	86 Clements Road, Newtown, MA 02458
	Date	Address

	617-249-2008	alan@leifer.org
	Fax Number	Email Address

SCHEDULE OF INVESTORS

(1)	(2)	(3)	(4)	(5)
Investor	Address and Facsimile Number	Number of Purchased Shares	Aggregate Purchase Price	Legal Representative’s Address and Facsimile Number
Leifer Capital Advisers, LLC Defined Benefit Plan	86 Clements Road Newtown, MA 02458 617-249-2008	66,666	$.75	86 Clements Road Newtown, MA 02458 617-249-2008

PV Nano Cell Ltd.

OMNIBUS SIGNATURE PAGE TO THE SHARE PURCHASE AGREEMENT

The Investor hereby elects to purchase a total of [266,267] Ordinary Shares of the Company at a price per share of US $0.75 (NOTE: to be completed by Investor), and, by execution and delivery hereof, the Investor hereby executes the Share Purchase Agreement and agrees to be bound by the terms and conditions of the Share Purchase Agreement.

Date (NOTE: To be completed by Investor):

If the Investor is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN

COMMON, or as COMMUNITY PROPERTY:

Print Name(s)	Social Security Number(s)

Signature(s) of Investor(s)	Signature

Date	Address

Fax Number	Email Address

If the Investor is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

	Leifer Family Fund, LLC	45-3413301
	Name of Entity	Federal Tax Identification Number

By:	/s/ Alan Leifer	Massachusetts
	Name: Alan Leifer Title: President	State of Organization

	July 13, 2016	86 Clements Road, Newtown, MA 02458
	Date	Address

	617-249-2008	alan@leifer.org
	Fax Number	Email Address

SCHEDULE OF INVESTORS

(1)	(2)	(3)	(4)	(5)
Investor	Address and Facsimile Number	Number of Purchased Shares	Aggregate Purchase Price	Legal Representative’s Address and Facsimile Number
Leifer Family Fund, LLC	86 Clements Road Newtown, MA 02458 617-249-2008	266,667	$0.75	86 Clements Road Newtown, MA 02458 617-249-2008

PV Nano Cell Ltd.

OMNIBUS SIGNATURE PAGE TO THE SHARE PURCHASE AGREEMENT

The Investor hereby elects to purchase a total of [66,666.67] Ordinary Shares of the Company at a price per share of US $0.75 (NOTE: to be completed by Investor), and, by execution and delivery hereof, the Investor hereby executes the Share Purchase Agreement and agrees to be bound by the terms and conditions of the Share Purchase Agreement.

Date (NOTE: To be completed by Investor):

If the Investor is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN

COMMON, or as COMMUNITY PROPERTY:

Shari Feig	###-##-####
Print Name(s)	Social Security Number(s)

/s/ Shari Feig
Signature(s) of Investor(s)	Signature

July 12, 2016	20 Gatehouse Road, Scarsdale, NY 10583
Date	Address

914-992-7854	SageInvestors@gmail.com
Fax Number	Email Address

If the Investor is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

Name of Entity	Federal Tax Identification Number

By:
Name: Title:	State of Organization

Date	Address

Fax Number	Email Address

PV Nano Cell Ltd.

OMNIBUS SIGNATURE PAGE TO THE SHARE PURCHASE AGREEMENT

The Investor hereby elects to purchase a total of [6666,6] Ordinary Shares of the Company at a price per share of US $0.75 (NOTE: to be completed by Investor), and, by execution and delivery hereof, the Investor hereby executes the Share Purchase Agreement and agrees to be bound by the terms and conditions of the Share Purchase Agreement.

Date (NOTE: To be completed by Investor):

If the Investor is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN

COMMON, or as COMMUNITY PROPERTY:

Rita Lubinski	12512927
Print Name(s)	Social Security Number(s)

/s/ Rita Lubinski
Signature(s) of Investor(s)	Signature

July 14, 2016	Diskin 15 Appt. 19, Jerusalem, Israel
Date	Address

02-5660241	Rita.Lubinski@gmail.com
Fax Number	Email Address

If the Investor is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

Name of Entity	Federal Tax Identification Number

By:
Name: Title:	State of Organization

Date	Address

Fax Number	Email Address

SCHEDULE OF INVESTORS

(1)	(2)	(3)	(4)	(5)
Investor	Address and Facsimile Number	Number of Purchased Shares	Aggregate Purchase Price	Legal Representative’s Address and Facsimile Number
Rita Lubinski	Diskin 15/19 Jerusalem	6666,6	US$5000.00

PV Nano Cell Ltd.

OMNIBUS SIGNATURE PAGE TO THE SHARE PURCHASE AGREEMENT

The Investor hereby elects to purchase a total of [153,333] Ordinary Shares of the Company at a price per share of US $0.75 (NOTE: to be completed by Investor), and, by execution and delivery hereof, the Investor hereby executes the Share Purchase Agreement and agrees to be bound by the terms and conditions of the Share Purchase Agreement.

Date (NOTE: To be completed by Investor):

If the Investor is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN

COMMON, or as COMMUNITY PROPERTY:

Print Name(s)	Social Security Number(s)

Signature(s) of Investor(s)	Signature

Date	Address

Fax Number	Email Address

If the Investor is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

	Slobel NV	0437533445
	Name of Entity	Federal Tax Identification Number

By:	/s/ Jacques Spijer	Belgium
	Name: Jacques Spijer Title: CEO	State of Organization

	July 14, 2016	Della Faillelaan 53, 2020 Antwerpen
	Date	Address

	003238209199	Jacques.Spijer@felgive.be
	Fax Number	Email Address